                                                                 EXHIBIT 10.13

                                  SCHEDULE 1.1

                           PRO RATA SHARES OF LENDERS

Lender                               Pro Rata Share                 Amount
------                               --------------              ------------
Bank One, Arizona, NA                  25.00000000%               $25,000,000

AmSouth Bank                           25.00000000%                25,000,000

Wells Fargo Bank,                      50.00000000%                50,000,000
  National Association

ALL LENDERS                           100.00000000%              $100,000,000